ALEXANDER & BALDWIN, INC.’S REAL ESTATE SUPPLEMENT UPDATE

AS OF AND FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012
(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.
This third quarter Supplement updates the following tables in the Company’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011:
Table 7: Property Detail – Hawaii Improved Properties
Table 8: Property Detail – Mainland Improved Properties
Table 9: Comparable % Occupancy Data by Geographic Region and
Asset Class
Table 10: Weighted Average Gross Leasable Area by Geographic Region and
Asset Class
Table 11: Occupancy Analysis Trend – Last Five Quarters
Table 12: Real Estate Leasing Cash Net Operating Income (NOI)
Table 13: Real Estate Leasing Same Store Cash NOI
Table 14: Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI
Table 15: Improved Property Portfolio Acquisitions/Dispositions
Table numbers used in this Update correspond with table numbers used in the full-year Supplement.
The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011, its 2012 Form 10-K and other filings with the SEC through the date of this Supplement Update.
Feedback and suggestions regarding the contents of this Supplement Update from the investing audience are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement Update

INDEX TO REAL ESTATE SUPPLEMENT UPDATE
(Unaudited)
AS OF AND FOR THE QUARTERS ENDED SEPTEMBER 30, 2013 AND 2012

Forward-Looking Statements	2
Basis of Presentation	2
Real Estate Leasing Segment – Asset Descriptions and Statistics	3
Property Detail – Hawaii Improved and Unimproved Properties (Table 7)	3
Property Detail – Mainland Improved Properties (Table 8)	4
Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	5
Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	5
Occupancy Analysis Trend – Last Five Quarters (Table 11)	5
Real Estate Leasing Net Operating Income (NOI) (Table 12)	6
Real Estate Leasing Same Store NOI (Table 13)	6
Statement on Management’s Use of Non-GAAP Financial Measures	7
Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14)	7
Portfolio Acquisitions and Dispositions	8
2013 and 2012 Improved Property Portfolio Acquisitions/Dispositions (Table 15)	8

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement should be read in conjunction with pages 18-28 of Alexander & Baldwin, Inc.’s 2012 Form 10-K and other filings with the SEC through the date of this Supplement, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011, its 2012 Form 10-K and other filings with the SEC through the date of this Supplement Update.

Real Estate Leasing Segment – Asset Descriptions and Statistics
TABLE 7
PROPERTY DETAIL - HAWAII IMPROVED AND UNIMPROVED PROPERTIES

Property	Number of properties	Island	Gross leasable area at 09/30/13 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	3Q2013 net operating income (NOI)[2]($ in 000s)	% net operating income to total Hawaii portfolio
Industrial:
Komohana Industrial Park	1	Oahu	238,300	100	$—	$948	11.4
P&L Building	1	Maui	104,100	90	—	271	3.2
Port Allen	3	Kauai	63,800	98	—	148	1.8
Waipio Industrial	1	Oahu	158,400	94	—	489	5.9
Subtotal – Industrial	6		564,600	96	$—	$1,856	22.3

Office:
Gateway at Mililani Mauka South	1	Oahu	18,700	100	$—	$169	2.0
Judd Building	1	Oahu	20,200	64	—	19	0.3
Kahului Office Building	1	Maui	58,400	81	—	267	3.2
Kahului Office Center	1	Maui	32,900	85	—	115	1.4
Lono Center	1	Maui	13,400	84	—	49	0.6
Maui Clinic Building	1	Maui	16,600	91	—	84	1.0
Stangenwald Building	1	Oahu	27,100	86	—	68	0.8
Subtotal – Office	7		187,300	84	$—	$771	9.3

Retail:
Gateway at Mililani Mauka	1	Oahu	5,900	100	$—	$67	0.8
Kahului Shopping Center	1	Maui	48,700	91	—	80	1.0
Kaneohe Bay Shopping Center	1	Oahu	124,300	100	—	480	5.8
Kunia Shopping Center	1	Oahu	60,400	95	—	539	6.5
Lahaina Square	1	Maui	50,200	68	—	125	1.5
Lanihau Marketplace	1	Hawaii	88,300	88	—	370	4.4
Maui Mall	1	Maui	185,700	95	—	740	8.9
Napili Plaza	1	Maui	45,100	91	—	272	3.3
Pearl Highlands Center	1	Oahu	415,400	98	62,270	416	5.0
Port Allen Marina Center	1	Kauai	23,600	72	—	83	1.0
The Shops at Kukui'ula[3]	1	Kauai	78,900	82	—	—	—
Waianae Mall	1	Oahu	170,300	90	20,125	824	9.9
Waipio Shopping Center	1	Oahu	113,800	97	—	808	9.7
Subtotal – Retail[3]	13		1,410,600	93	$82,395	$4,804	57.8

Hawaii unimproved	—		—		—	887	10.6
Total Hawaii[3]	26		2,162,500	93	$82,395	$8,318	100.0

[1]
Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See page 7 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.
3 The Shops at Kukui’ula was originally held in a joint venture, but was consolidated as of September 30, 2013.  Accordingly, income from the property for the quarter was included in joint venture earnings for the quarter and occupancy data was not included in the calculation of portfolio occupancy for the quarter.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 5. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 8
PROPERTY DETAIL - MAINLAND IMPROVED PROPERTIES

Property	Number of properties	Location	Gross leasable area at 09/30/13 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	3Q2013 net operating income (NOI)[2]($ in 000s)	% net operating income to total Mainland portfolio
Industrial:
Activity Distribution Center	1	San Diego, CA	252,300	100	$—	$590	7.0
Heritage Business Park	1	Dallas, TX	1,316,400	100	—	1,394	16.6
Midstate Hayes	1	Visalia, CA	789,100	97	11,488	720	8.6
Republic Distribution Center	1	Pasadena, TX	312,500	100	—	112	1.3
Savannah Logistics Park	1	Savannah, GA	1,035,700	100	—	787	9.3
Sparks Business Center	1	Sparks, NV	396,100	100	—	391	4.6
Subtotal – Industrial	6		4,102,100	99	$11,488	$3,994	47.4

Office:
Concorde Commerce Center	1	Phoenix, AZ	137,200	100	$—	$151	1.8
Deer Valley Financial Center	1	Phoenix, AZ	126,600	75	—	95	1.1
Gateway Oaks	1	Sacramento, CA	58,700	53	—	58	0.7
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	—	370	4.4
1800 Preston Park	1	Plano, TX	78,300	90	—	189	2.2
1820 Preston Park	1	Plano, TX	120,500	96	—	298	3.5
2868 Prospect Park	1	Sacramento, CA	162,900	86	—	372	4.4
San Pedro Plaza	1	San Antonio, TX	172,000	69	—	219	2.6
Union Bank	1	Everett, WA	84,000	100	—	334	4.0
Subtotal – Office	9		1,125,700	88	$—	$2,086	24.7

Retail:
Broadlands Marketplace	1	Broomfield, CO	103,900	91	$—	$208	2.5
Little Cottonwood Center	1	Sandy, UT	141,500	94	6,115	364	4.3
Meadows on the Parkway	1	Boulder, CO	216,400	81	—	553	6.6
Rancho Temecula Town Center	1	Temecula, CA	165,500	95	—	899	10.7
Royal MacArthur Center	1	Dallas, TX	44,400	100	—	269	3.2
Wilshire Shopping Center	1	Greeley, CO	46,500	57	—	54	0.6
Subtotal – Retail	6		718,200	88	$6,115	$2,347	27.9

Total Mainland	21		5,946,000	96	$17,603	$8,427	100.0

1     Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
2    See page 7 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note:    For portfolio asset class and geographic occupancy see Table 9 on page 5. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 9
COMPARABLE % OCCUPANCY DATA BY GEOGRAPHIC REGION AND ASSET CLASS

	3Q 2013				3Q 2012				Percentage point change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	96	84	93	93	97	88	91	93	(1)	(4)	2	—
Mainland improved	99	88	88	96	97	86	86	93	2	2	2	3
Total	99	87	91	95	97	86	88	93	2	1	3	2

TABLE 10
WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS

	3Q 2013 (in sq. ft.)					3Q 2012 (in sq. ft.)				Percentage Change
Location	Industrial	Office	Retail		Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	564,600	187,400	1,055,400	[1]	1,807,400	564,700	187,400	698,200	1,450,300	—	—	51.2	24.6
Mainland improved	4,264,600	1,225,000	718,200		6,207,800	4,465,600	1,272,800	718,300	6,456,700	(4.5)	(3.8)	—	(3.9)
Total	4,829,200	1,412,400	1,773,600		8,015,200	5,030,300	1,460,200	1,416,500	7,907,000	(4.0)	(3.3)	25.2	1.4

TABLE 11
OCCUPANCY ANALYSIS TREND – LAST FIVE QUARTERS

	3Q2013			2Q2013			1Q2013			4Q2012			3Q2012
	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased
Industrial	12	4,829,200	99	13	4,910,600	98	13	4,910,700	98	14	5,030,300	97	14	5,030,300	97
Office	16	1,412,400	87	17	1,461,500	88	17	1,461,200	89	16	1,460,200	89	16	1,460,200	86
Retail	18	1,773,600	91	17	1,620,000	90	16	1,588,600	90	15	1,416,500	89	15	1,416,500	88
Total	46	8,015,200	95	47	7,992,100	94	46	7,960,500	94	45	7,907,000	94	45	7,907,000	93

1    Hawaii improved retail weighted gross leasable area and occupancy and the corresponding totals do not include 78,900 square feet of GLA related to The Shops at Kukui’ula that was consolidated on September 30, 2013.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

TABLE 12
REAL ESTATE LEASING NET OPERATING INCOME (NOI)
(in millions)

	3Q 2013				3Q 2012				Percentage Change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$1.9	$0.8	$4.7	$7.4	$1.7	$1.0	$3.2	$5.9	11.8	(20.0)	46.9	25.4
Hawaii unimproved	—	—	—	0.9	—	—	—	0.9	—	—	—	—
Total Hawaii	$1.9	$0.8	$4.7	$8.3	$1.7	$1	$3.2	$6.8	11.8	(20.0)	46.9	22.1
Mainland improved	4.2	2.6	2.4	9.2	4.4	2.6	2.2	9.2	(4.5)	—	9.1	—
Total	$6.1	$3.4	$7.1	$17.5	$6.1	$3.6	$5.4	$16	—	(5.6)	31.5	9.4

TABLE 13
REAL ESTATE LEASING SAME STORE NOI1
(in millions)

	3Q 2013				3Q 2012				Percentage Change
Location	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$1.9	$0.8	$3.2	$5.9	$1.7	$0.9	$3.1	$5.7	11.8	(11.1)	3.2	3.5
Hawaii unimproved	—	—	—	0.8	—	—	—	0.9	—	—	—	(11.1)
Total Hawaii	$1.9	$0.8	$3.2	$6.7	$1.7	$0.9	$3.1	$6.6	11.8	(11.1)	3.2	1.5
Mainland improved	4.2	2.6	2.4	9.2	4.3	2.6	2.2	9.1	(2.3)	—	9.1	1.1
Total	$6.1	$3.4	$5.6	$15.9	$6.0	$3.5	$5.3	$15.7	1.7	(2.9)	5.7	1.3

1     Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.
Note: See page 7 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

Statement on Management’s Use of Non-GAAP Financial Measures

Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A required reconciliation of Real Estate Leasing operating profit to r Real Estate Leasing segment NOI and same store NOI is as follows:

TABLE 14
RECONCILIATION OF REAL ESTATE OPERATING PROFIT TO NOI AND SAME STORE NOI
(in millions)

	3Q 2013	3Q 2012
Real Estate Leasing segment operating profit before discontinued operations	$11.2	$10.2
Less amounts reported in discontinued operations	(0.7)	(1.0)
Real Estate Leasing segment operating profit after subtracting discontinued operations	$10.5	$9.2
Adjustments:
Depreciation and amortization	$6.0	$5.5
FASB 13 straight-line lease adjustments	(0.5)	(0.4)
General and administrative expense	0.8	0.7
Discontinued operations	0.7	1.0
Real Estate Leasing total NOI	$17.5	$16.0
Acquisitions/ disposition adjustments/ other	(1.6)	(0.3)
Real Estate Leasing segment same store NOI1	$15.9	$15.7

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

Portfolio Acquisitions and Dispositions

TABLE 15
2013 IMPROVED PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS

Property acquired in 2013	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Waianae Mall	1/13	29.8	170,300	93(1)
Napili Plaza	5/13	19.2	45,100	92
Pearl Highlands Center	9/13	141.5	415,400	98
Total		190.5	630,800

Property disposed in 2013	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Northpoint Industrial	1/13	14.9	119,400	100
Centennial Plaza	9/13	15.0	244,000	100
Issaquah Office Center	9/13	22.3	146,900	100
		52.2	510,300

2012 IMPROVED PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS

Property acquired in 2012	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Gateway at Mililani Mauka South	6/12	11.4(2)	18,700	100

Property disposed in 2012	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Firestone Boulevard Building	3/12	4.2	28,100	100

1     79 percent occupied at closing on 1/23/13. Lease signed prior to closing, but effective on 2/1/13, brought occupancy up to 93 percent.
2    $11.4M acquisition price includes two existing buildings totaling 18,700 square feet and a 1.6-acre development parcel.